UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	333-152901

Alpine Global Dynamic Dividend Fund
(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215, Purchase, NY		10577
(Address of principal executive offices)		(Zip code)

Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York, 10577
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(914) 251-0880

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2008 – October 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.

Alpine

GLOBAL DYNAMIC DIVIDEND FUND

October 31,

2009

Annual Report

INVESTOR	1(800) 617.7616 | www.alpinecef.com
INFORMATION

TABLE OF CONTENTS

Alpine View	2

Manager Commentary	5

Report of Independent Registered Public Accounting Firm	15

Schedule of Portfolio Investments	16

Statement of Assets and Liabilities	19

Statement of Operations	20

Statements of Changes in Net Assets	21

Financial Highlights	22

Notes to Financial Statements	23

Additional Information	28

ALPINE VIEW October 31, 2009 (Unaudited)

Dear Investor:

What a difference a year makes. Last year we were afflicted by a crisis of confidence which compounded a financial contraction with potentially catastrophic consequences. The speed, depth and global breadth with which wealth and capital was vanishing increased fear of a prolonged downturn. The panic in financial markets paralyzed corporate, municipal and individual investment activity. Fortunately, unprecedented government and central bank efforts around the world prevented a widely feared depression. The Federal Reserve led the way, pumping liquidity into the capital markets to “unfreeze” money markets and stimulate investment. This has partially offset the economic repercussions flowing from massive layoffs and plant closures, which is how corporations responded to collapsed consumption and decreased global trade. After falling over 45% from the Friday before Lehman Brothers’ collapse (September 12, 2008) to the market low on March 9, 2009, the S&P 500 rebounded over 55% through October 30, yet remains more than 34% below the October 2007 index peak.

From March of this year, investor psychology began to shift from depression to hope, from fear of economic collapse towards expectations of recovering cyclical activity. Along the way, some have focused on whether this recovery could follow a ‘V’ shaped temporal pattern or would trace a ‘U’, ‘L’ or ‘W’ shape. Irrespective of the form and time it takes, recognition that a new cycle was approaching has been transformative for risk/return pricing. Inevitably, economic and corporate evidence of normalizing activity has encouraged market participants to believe that this downturn, perhaps the worst in two generations, would not cripple the structural underpinnings and operation of our economic institutions, despite continuing bank closures and consolidation. In fact, signs that increased capital availability is expanding beyond equity recapitalizations in the capital markets to include bank line extensions to well capitalized companies. Limited initial public offerings (IPOs) are also coming to market and prices bid for businesses, real estate and selected assets are on the rise. Although the appetite for taking more risk in the search for higher returns reignited the rally in stocks during midsummer, transaction volumes remain a fraction of previous years’ levels. Even though banks are gradually beginning to lend, they are not yet including many of the small to medium sized companies that historically have fueled economic expansion. While all is not rosy, it is apparent that we have turned the corner.

Are Happy Days Here Again?

For the 2009 Fiscal Year ended October 30th, Alpine is very pleased with the overall strong level of comparative returns provided by our family of funds. Unlike 2008, diversification across investment categories, geographic regions, business sectors and financial structures enabled managers with flexible mandates to outperform relevant or benchmark indices. Alpine’s different fund managers make it clear in their respective shareholder letters that many investment opportunities emerged from the risk reducing panic selling of last year. Due to the forward looking nature of the capital markets, it is not surprising that recovery in share prices began well before the upturn in the economy, as measured by Gross Domestic Product (GDP) for the third quarter. Over the next few quarters, we should see employment gains, hopefully by the middle of next year. Tentative signs are numerous, if not major. For example, recent reports of advertising spending during the early weeks of October suggest that retailers have increased such spending by close to 35% year-over-year in anticipation of a more hopeful Christmas selling season. Recent global mergers and acquisition (M&A) announcements within the first weeks of November show a dollar value greater than at any time since May of 2007. The Conference Board’s U.S. Leading Economic Indicators (LEI) Index has been positive for seven months. The LEI’s most recent consecutive monthly positive period was back in the Fall of 2006, and the previous extended period of continuous gains was in 2003-2004. Adding to these hopeful signals are more concrete data points such as job recalls at John Deere and Cummins Engine to make agricultural equipment and truck engines. Nonetheless, investors remain cautious about excessively valuing future growth in corporate earnings despite near record non-farm productivity and net positive third quarter corporate earnings reports surpassing analyst estimates.

Where Have Investors Placed Their Bets? Income And Growth

According to AMG Data Services, bond funds have attracted over $290 billion so far during 2009, while $22 billion has flowed out of equity funds. Historically low interest rates fueled by the Federal Reserve’s ‘Quantitative Easing’, negligible inflation and excess economic capacity have propelled bond returns during the past year, especially for economically sensitive high-yield bonds. Another area which enjoyed strong performance, were the emerging markets and, in particular, emerging market funds. Even though China and Brazil have resumed rapid economic growth after a weak fourth calendar quarter of 2008 and first quarter of this year,

October 31, 2009 Annual Report | 1(800)617.7616
www.alpinecef.com

skepticism remains regarding the long term sustainability of their high relative growth rates. Beyond strong earnings trends, their potential capacity to become dominant engines of global growth has yet to be realized, but their abilities to drive domestic demand without growing exports to the U.S. or Europe are now apparent. Their fiscal situation is another contrast to budgetary deficits among many of the world’s major economies. These countries also share dramatically different demographic profiles which will also influence economic growth rates and challenge economic imperatives. However, modernizing infrastructures, improving inefficiencies in distribution, upgrading health and education availability and maintaining stable capital costs still need to be addressed in order to compete and provide rising standards of living. Such issues will no doubt impact economic and corporate growth expectations for years to come, and hence, influence long term investment patterns. We believe these dynamics will continue to favor global stock portfolios in 2010.

U.S. Economic Focus Will Be On Jobs, Income And Growth

Alpine’s fundamental long term concern is growth in GDP per capita, which encompasses employment growth and sustainable income levels. Both influence the overall standard of living and, more importantly, influence consumption patterns. Income growth plays a critical role not only in the demand for imported goods, which influences both the balance of trade and the collection of tax revenues, impacting the government’s ability to provide services and make-up past budget deficits. However, possible secular changes to our economy may shift job opportunities and with them population distribution for future generations. This could impact state and local politics and might even alter our national priorities, away from the pattern established following World War II.

In this light, the level of unemployment is critical. Historic recoveries from recession between World War II and 1982, where the typical impact on employment was a decline of 2.5% on average, would see a return to previous employment levels in roughly 12.5 months*. (*Data based on Bureau of Labor Standards and Credit Suisse). Following the recessions of 1991 and 2001, the U.S. took longer to generate new jobs, and hence the term “Jobless Recovery” was coined. It was particularly appropriate for the 2001 recession which then took 36 months to return to prior employment levels. Please see Chart A showing U.S. continuing jobless claims over the past 30 years.

Chart A – U.S. Continuing Jobless Claims

This down cycle has seen a drop in employment of almost 5% of the workforce, or seven million people. Since the magnitude is far greater than prior cycles, it may take several years to recover lost jobs. The concern is that businesses which have grown cautious about revenues and underlying demand and, hence, their competitive position, will refrain from adding new jobs, emphasize temporary workers or outsource overseas. The impact on income levels could likely be limiting at best and perhaps even contribute to an overall deflationary trend in our economy. If incomes decline, the nation’s debt burden may exceed tax revenues, pressuring the dollar. If imported goods and materials rise in price, then the danger of stagflation could emerge. Policy makers must be diligent to prevent stagflation, which would be corrosive to our standard of living.

These are just a few of the challenges which our leaders face. While they may not be able to perfectly navigate the complexities of the evolving global economy, we should not be overly bearish. Even if it takes over four years to recover the employment levels of 2007, we will likely have historically cheap money as an offset which will facilitate the stabilization of the banking sector, providing a period through which long term capital can be invested at advantageous costs. This four or five year window could provide corporate America, and indeed much of the world, with the capacity to enhance productivity, create new jobs and expand the economy on a stable footing. Even moderate inflation would be welcome for all sorts of assets, most especially housing. If such an optimistic scenario occurs, then corporate earnings and stock prices have a long way to run.

Global Expansion And Productivity Trends Have Fueled Income And Growth

Perhaps the most influential underlying economic trend of the past generation has been the uneven decline in interest rates since 1982. Please see Chart B, showing the yield of the

10-Year U.S. Treasury Bond over 30 years. Over this period, many medium term trends focused on enhancing corporate profitability were also important drivers of growth.

Chart B – 10-Year U.S. Treasury Bond Yield

The global economy has evolved since World War II through several stages of regionally focused activity which have contributed to lower prices and higher standards of living. The so called ‘Developed Countries’ in Western Europe, North America and Japan rapidly rebuilt or modernized infrastructure while populations expanded during the 1950’s. Gradually, the globalization of production jump-started the industrialization of Latin American and Asian countries beginning in the 1970’s. During the 1980’s, inflationary pressures began to stabilize as wage and goods price pressures were mitigated by an acceleration of the global manufacturing trend. The 1990’s experienced increased need for expanding global capacity of goods producing and extraction industries which helped to lower the cost of commodities. Finally, the productivity enhancements heralded by enhanced computer systems and communications capabilities, including the internet, created opportunities for disintermediation of goods and services from large economic or institutional aggregators to broadly distributed individual investors, producers or users. Today, you or I can buy an inexpensive product from a Japanese design or distribution firm which sources components from manufacturers in Malaysia or Taiwan for assembly and packaging in Mexico and finally, sale in the U.S. This type of business activity has lowered the costs of goods and services for many of us in the developed world and enabled many in the undeveloped or emerging countries to begin to enjoy some of the advances which have enhanced our standard of living. Taken to a different extreme, Wall Street firms, through their global offices, could sell to residents of a town in Norway, partial interests in an aggregation of mortgages underlying homes in Cape Coral, Florida and Stockton, California. So what is next? At Alpine we are investigating how this unfolding new business cycle will fit into the evolution of economic activity, through which our investments, be they regional, sectoral, or company specific, may benefit. In a similar vein, we have to investigate whether the long term economic or socio-political changes brought about by this continued economic evolution, will create future trends for investment.

Where To Next?

We have no doubt that 2008 and 2009 will be remembered for being amongst the most challenging periods for both investors and investment managers over the past several generations. Future comparisons should be favorable, but that is not to say that 2010 will be an easy year. However, we do believe that the U.S. and Global economies will continue to transition in a positive fashion towards a multi-year cycle of relatively directional positive returns mirroring prospective global growth. We would expect economic activity to accelerate as the next decade unfolds. As the business cycle matures, Alpine will continue to look for opportunities to provide our investors with both income and growth. We appreciate your support and interest and look forward to communicating with you in the new year.

Sincerely,

Samuel A. Lieber

President, Alpine Mutual Funds

Mutual fund investing involves risk. Principal loss is possible.

The letter and those that follow represent the opinions of Alpine Funds management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Cash Flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

This notice is provided to you for informational purposes only, and should not be considered tax advice. Please consult your tax advisor for further assistance.

Forward-looking statements are based on information that is available on the date hereof, and neither the fund manager nor any other person affiliated with the fund manager has any duty to update any forward-looking statements. Important factors that could affect actual results to differ from these statements include, among other factors, material, negative changes to the asset class and the actual composition of the portfolio.

The Funds’ actual results could differ materially from those anticipated due to various risks and uncertainties. Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund are closed-end funds and do not continuously offer or redeem shares. The Funds trade in the secondary market and investors wishing to buy or sell shares must place orders through a financial intermediary or broker.

MANAGER COMMENTARY October 31, 2009 (Unaudited)

The Alpine Global Dynamic Dividend Fund (AGD) completed fiscal 2009 by distributing a high level of dividend income for our investors despite a very challenging dividend environment and severe volatility in global equity markets throughout the year. In addition, we are pleased that in the second half of fiscal 2009, AGD returned to strong growth in its NAV.

The Fund’s primary objective is high current dividend income, of which more than 50% qualifies for the reduced Federal tax rates. Due to difficult market conditions, we had to accept a reduction in the level of qualified dividend income generated by the fund, to approximately 41% from 77% in fiscal 2008, in order to maintain our current high monthly dividend payments, which we will discuss in more detail below. Our secondary objective as stated in our prospectus is long-term growth of capital. The Fund also provides global diversification for our investors, with a targeted 50-80% of our holdings being foreign companies.

AGD Provided an Attractive Dividend in a Difficult Investment Income Environment

AGD paid out total dividends of $1.56 per share during fiscal 2009, which represents a trailing twelve-month dividend yield of 16.92% on AGD’s closing price on 10/31/09 of $9.22 and a 22.32% yield on AGD’s closing NAV of $6.99. AGD’s market price appreciated by 30.23% in fiscal 2009 and our NAV grew 12.13% including dividend reinvestment during the year, which included the challenging investment environment in the first half of 2009 when the S&P 500 Index declined by 8.53%. For the six months ended 10/31/09, AGD’s price appreciated 50.82% and its NAV including dividend reinvestment grew by 25.73% as global equity markets responded to extensive fiscal and monetary stimulus policies enacted in countries around the world to counter the worst global recession since the 1930’s. Since inception on 7/26/06, AGD has paid out total dividends of $6.63 per share, which was 100% earned dividend income. These dividends paid need to be added back to NAV when looking at historical total return calculations.

Fiscal 2009 encompassed the third worst bear market on record in the U.S., with a 57% decline for the S&P 500 Index from its peak in early October 2007 through the market lows on March 9, 2009. Only the 1930s recorded worse equity market performance. The S&P 500 Index has rallied by over 55% from the March 2009 lows through fiscal year end 2009, but the Index is still 34% lower than its October 2007 highs.

Within this challenging investment environment of economic recession and a near collapse of the global financial system, it is not surprising that we have also seen an unprecedented amount of dividend cuts. Companies across the globe have either cut or eliminated dividends in order to conserve cash amidst declining earnings and tight capital markets. Some of the most well-known dividend-paying companies in the U.S. across different sectors have slashed their dividends in 2009, including GE, Pfizer, Dow, JPMorgan, Macy’s and CBS. A recent analysis by Standard and Poors is forecasting a slightly more positive outlook for U.S. dividend payments next year, potentially a 6% increase, but this is skewed toward the second half of 2010 and is dependent on market conditions.

Internationally, we have experienced even more severe dividend cuts than we have seen in the U.S. This has been particularly challenging for us since Europe has become one of our primary dividend markets. Our internal study completed in May 2009 analyzed a universe of approximately 1,000 liquid, high yielding companies outside of the U.S. and found that on average these companies cut their dividends by over 40%, with the weakest markets being Italy, France and Norway. Futures markets for the Euro Stoxx 50 Index are currently predicting a further 6% drop in dividends in 2010, which is reasonable as many of the annual dividends in Europe are being paid out on the weak 2009 year end results.

Within this very challenging environment, we are pleased that we have continued to achieve our primary objective of providing a high level of 100% earned dividend income for our investors. However, we did make the very tough decision in February 2009 to reduce the amount of our monthly dividend payment from $0.17 to $0.11 per share in AGD. This new annualized dividend payment of $1.32 still represents a very attractive annualized dividend yield of 18.88% based on the 10/31/09 closing NAV of $6.99 and an annualized yield of 14.32% based on the closing price of AGD on 10/31/09 of $9.22. While this decision was extremely difficult, we felt it was in the best interest of our investors in the long term to make this dividend cut in order to preserve capital in these challenging times.

We have declared our current $0.11 per share dividend payment amount through February 2010. In order to achieve our current monthly dividend objectives, we made the decision to increase the velocity of our dividend capture program in fiscal 2009. This has resulted in the reduction in the average holding period of our stocks and therefore a decrease in the percentage of our dividend that will be qualified for the reduced U.S. Federal tax rates. Our current estimate for the amount of AGD’s fiscal 2009 dividend that will be classified as qualified dividend income is approximately 41%, down from 77% in fiscal 2008 (this amount is subject to change). The other effect from the increase in our dividend capture rotation has been a substantial increase in our portfolio turnover in AGD, which adds to the Fund’s trading expenses. However, we are actively monitoring the global dividend universe and we will continue to work hard to find the best dividend opportunities in these tough markets.

The Financial Sector Was the Biggest Challenge in Fiscal 2009

We were pleased in fiscal 2009 that the 12.13% total return in AGD’s NAV outperformed the broader S&P 500 Index with a 9.80% total return. We would attribute this to our ability to invest globally in a variety of smaller capitalization stocks that have been strong performers in 2009 based on AGD’s net asset value of $172.6 million on 10/31/09. At fiscal year end, AGD had approximately 25% of its assets invested in companies with market capitalizations of less than $2 billion. In addition, approximately 70% of AGD’s portfolio was invested in international markets, many of which experienced stronger economic and market growth than the U.S. in 2009.

We were particularly pleased with our NAV performance considering AGD was significantly underweight financials throughout most of fiscal 2009, and yet it was the financials that experienced a dramatic rally off the March lows in the S&P 500 Index and other global indices. We had been underweight financials through the first nine months of fiscal 2009 as so many financial companies substantially cut or eliminated their dividends. Therefore, we were limited in our ability to participate in a financial rally based on the fulfillment of our dividend objective and income requirements. Financial leaders such as Citigroup and Fannie Mae completely eliminated their dividends in 2009 and Bank of America, JPMorgan and Wells Fargo cut their dividends by over 50% and as much as 98% since 2007. These companies were averaging well over 4% dividends yields in 2007 and the global financial sector had traditionally been one of our largest in our dividend capture and U.S. pair trading strategies.

Throughout the first four months of fiscal 2009, we made the decision to underweight the financial sector stocks because of their rapidly deteriorating dividends and fundamentals as the threat of bank nationalization took us to the March 2009 market lows.. The financials actually surpassed the 83% decline in the technology bust from 2000-2002 by declining 84.6% from the intra-day peak on the S&P 500 Financial Select Sector Index (IXM) on 5/23/07 to the low on 3/6/09. From the first trading day of fiscal 2009 on 11/3/08 through 3/6/09, the IXM Index declined by over 60%. Interestingly, three of our worst performing stocks in fiscal 2009 were not banks, but companies that were dragged down by the financial crisis due to the freezing of credit markets and their need for financing and leveraging for their operations. These included Macquarie Infrastructure Co. with a 78% decline, General Electric with a 47% decline, and State Street Corp. with a 45% decline.

However, on the back of the aggressive fiscal and monetary policy actions taken by governments around the world to stave off a global financial meltdown, the IXM financials subsequently rallied a dramatic 78% in just the 55 day period from 3/6/09 to 4/30/09. It was during that time that we lost our performance advantage. Our strategy during this extreme market volatility in the financial sector has been to add to higher quality companies on dips where valuations have become appealing and potential opportunities exist for dividend increases in 2010. For example, we have added some global asset managers like Och-Ziff Capital Management in NY and Man Group in London which still pay attractive dividends and have benefited from a rebound in asset values, money inflows, and higher performance fees. We also bought a selected portfolio of Chinese banks and Chinese real estate companies with attractive yields as we seek to participate in their economic rebound and we continue to hold the high quality U.S. industry leaders, like JPMorgan, Goldman Sachs, and Morgan Stanley.

Throughout Fiscal 2009 We Stayed Our Course and Remained Flexible To Achieve our Objectives

Throughout these highly dynamic markets in fiscal 2009, we have stayed on our course and strived to achieve the best combination of dividend income and capital appreciation potential for our investors. For example, the best performing sector in the S&P 500 in fiscal 2009 was Technology; however it is also the sector with the lowest average dividend yield of 0.9% versus the S&P 500 Index at 2.2%. Despite our continuous dividend challenges in the technology sector, we found attractive opportunities to put over 10% of AGD’s assets into this high performing sector. Some of our top technology holdings produced total returns ranging between 23-28% for AGD during fiscal 2009. These include Microchip Technology which has a 5% current dividend yield and bellweathers Microsoft with a 2% dividend yield and Intel with almost a 3% yield. These tech leaders have high quality balance sheets with strong earnings and cash flow growth outlooks in this global economic rebound.

Although the still small dividend universe in tech keeps us largely underweight relative to the S&P 500, we were able to be overweight the second best performing sector in fiscal 2009, and that was the materials sector. We are seeing a strong recovery in material stocks based on the recent rebound in global economic growth, particularly coming from China. We are being selective in our investments and look for materials and commodities that are characterized by structural deficits in supply, where China is “short”, and where demand has clearly been improving, like copper, met coal, iron ore, and platinum. We are less favorable in the sub-sectors with ample supply and uncertain demand trajectories like aluminum. Two of our current top holdings are Mitsubishi in Japan and Teck Resources in Canada, which we believe are inexpensive ways to participate in the attractive metallurgical/coking coal industry, and we also like copper and zinc producer Vedanta Resources in the UK. Some top performers in this sector in fiscal 2009 were BHP Billiton with a 71% total return, Steel Dynamics with a 65% total return, and fertilizer producer K&S based in Germany with a 51% total return.

The similar investment thesis can be applied to the energy sector as materials, where we have favored the oil services group. Deep water drilling company Seadrill was our best performer, having more than doubled this year. Other strong performers in fiscal 2009 were Petrobras with a 71% total return and Anadarko Petroleum with a 47% return. This was balanced with some weak performers in the energy sector that were hit as crude prices made a low of $38.51 in February 2009 before rebounding to close the fiscal year at $77.75. These holdings included Transocean with a 33% decline, Neste Oil with a 31% decline, and Peabody Energy with a 25% decline.

In the context of the high beta rally from the market lows, it is not surprising that some of the underperforming sectors in fiscal 2009 have been the more defensive sectors represented by Telecom, Utilities, Health Care, and Consumer Staples. Those are also some of the highest dividend yielding sectors as well. Some of our worst performing stocks in these sectors included Medtronic with 32% decline, Procter & Gamble with a 27% decline, Entergy Corp. with a 17% decline, and France Telecom with a 12% decline. But we have also tried to be dynamic within these sectors to look for the attractive total return opportunities. Some top performers in fiscal 2009 were Avon Products with a 77% total return, Alcon with a 68% return, and Molson Coors with a 34% return.

Throughout fiscal 2009, we have strived to balance our portfolio to weather the economic uncertainty. With the tides and undercurrents changing rapidly, it has been an extremely difficult environment to be a long-only dividend investor that has to have a significant portion of assets invested at all times in order to generate our high dividend yield. However, we feel we have positioned the portfolio to be diversified and balanced to handle the turbulence with a barbell approach. By this we mean that we kept our cyclical names where we felt the stocks offered tremendous value and were positioned to benefit from a better outlook for growth in 2010. We also maintained our more defensive positions in sectors like healthcare, consumer staples, utilities, and telecom which should perform well if global economic growth stalls.

International Markets May Offer Dividends That Are Much Higher Than the US, Plus Attractive Growth

When we commenced AGD, our goal was to provide our investors with global diversification within the dividend investment universe. Our intention was to be able to be opportunistic and flexible, hence our middle name being “dynamic”. Despite significant dividend cuts around the globe, we have continued to find attractive growth opportunities and larger dividend payouts overseas than we see in the U.S. AGD has a larger exposure to overseas markets in comparison to the S&P 500 Index and many of our equity income peers.

In addition to our multi-strategy and multi-cap approach, we invest on average approximately 50-80% of AGD’s assets in international equities. We do not actively manage our country weightings - we pick our holdings on a stock by stock basis based on dividend potential and total return. We search for attractive total return opportunities in the U.S., Europe, Latin America, and Asia. This bottoms-up approach had taken a large portion of our international holdings to the Euro region, as the dividend payout ratios have remained higher than any other region including the U.S. And compelling growth and income stories have led us to invest more in Asia and Latin America.

As of October 31, 2009, AGD had invested 70.1% of net assets in international companies and 32.3% of its value in domestic U.S. based companies, with outstanding short term leverage of 2.4%. AGD does have the flexibility to take on short term leverage of up to 10% of the fund’s value if management believes that there are extraordinary opportunities for either dividend capture or capital appreciation.

We are continuously doing our homework and we have the flexibility in AGD to move our investments to where we see the greatest combination of value, growth, and dividends. AGD is currently invested in equities based in 23 different countries, the majority of which would be considered mature countries. However we do have close to 19% of the portfolio invested in emerging market countries like Brazil, China, South Korea, Russia, and South Africa. Following the United States, our

current top five countries as of 10/31/09 were Brazil, China, Sweden, Switzerland, and Canada. The average dividend yield for the major indices in these five countries is currently 2.6% versus the yield on the S&P 500 Index of 2.2%.

Our Distinctive Investment Approach Combines Three Sub-Strategies: Dividend Capture, Growth and Income, and Value / Restructuring

Our number one priority continues to be to provide our investors with an attractive dividend yield and to improve and grow our capital returns. We believe AGD offers a distinctive and balanced approach to achieving both dividend income and long-term growth of capital while offering investors diversification through international equity exposure. We scan the globe looking for the best dividend opportunities for our investors, employing a multi-cap, multi-sector, and multi-style investment approach. The Fund combines three research-driven investment strategies – Dividend Capture, Growth and Income, and Value / Restructuring – to maximize the amount of our earned dividend income and to identify companies globally with the potential for dividend increases and capital appreciation.

Our “Dividend Capture Strategy” Seeks to Enhance the Dividend Income Generated by the Fund

We run a portion of our portfolio with a dividend capture strategy, where we invest in typically high dividend yielding stocks or in special situations where large cash balances are being returned to shareholders as one-time special dividends. We enhance the dividend return of this portfolio by electively rotating a portion of our high yielding holdings after the 61-day ownership period required to obtain the reduced qualified dividend tax rate. The number of special dividends that we participated in has decreased substantially, from close to 50 in fiscal 2006 to 38 in fiscal 2008 and down to 17 in fiscal 2009, as companies hoarded cash in association with a deterioration in earnings and credit availability during the global recession. However, we were still able to be selective and successful in our special dividend research in identifying attractive opportunities for our investors.

For example, one of our top holdings in fiscal 2009 that provided a 40% total return was Endesa SA. Endesa is one of Spain’s largest utilities that generates and distributes electricity throughout countries in Europe and Latin America. A controlling stake in Endesa was sold to Italy’s biggest utility company, Enel, in February 2009. As part of the sale, shareholders of Endesa received a $5.89 special dividend, or approximately 30% of the equity value of the company. We remained owners of Endesa following the dividend payment as we believed there was additional upside value to be realized. By our fiscal year end on 10/31/09, the stock price had regained the entire 30% dividend payment and more. We continue to be holders of Endesa as we are hopeful of an additional attractive dividend payment in first quarter 2010.

Another strong performer in AGD during fiscal 2009 that announced a special dividend was the U.S. clothing company, The Buckle. Buckle is a youth-oriented, casual apparel retailer that we held due to its solid earnings growth outlook in the consumer discretionary sector plus its attractive 3% dividend yield. In September 2009 the company announced an additional special dividend payment of 6% to distribute excess cash to shareholders. By the time the company went ex-dividend on 10/13/09, it had appreciated by approximately 22% in the 22 days after announcing the special dividend and we have since taken our profits and sold the shares.

A top ten holding that provided a high level of dividend income was Westshore Terminals Income Fund (WTE-U CN), a trust that owns and distributes the income of the Westshore Terminals Limited Partnership. Westshore is the operator of the largest coal loading facility on the west coast of the Americas, located at Roberts Bank, British Columbia in Canada. Westshore generates a handling charge from customers based on volumes of coal exported through the terminal, so it does not own the coal and is therefore not directly exposed to commodity prices. We believe Westshore is well positioned to benefit from China’s growing demand for metallurgical coal for its steel industry. Also, regions such as Japan, Europe and Brazil are beginning to rebuild their stockpiles of met coal as tight supplies push prices higher. Westshore has a strong balance sheet with zero debt and offers an attractive current dividend yield of 9.5% which is considered eligible for qualified dividend income.

Our “Growth and Income Strategy” Targets Capital Appreciation in Addition to Yield

Our second strategy identifies core growth and income stocks that may have slightly lower but still attractive current dividend yields plus an outlook for strong and predictable earnings streams that should support additional future dividend increases. We would categorize three of our top ten holdings as industry leaders with strong growth in their categories and the potential for attractive and rising dividend payouts: ITC Holdings, Microchip Technology, and Shenguan Holdings Group.

One of our largest holding at fiscal year end 2009 in AGD was ITC Holdings (ITC), based in Michigan. ITC is the largest independent electric transmission company in the U.S. with 15,000 miles of transmission lines that span 5 Midwestern states. The company is also developing new transmission opportunities in Kansas and Oklahoma and has recently proposed the 3,000 mile Green Power Express transmission project to bring wind resources from the Dakotas, Minnesota, and Iowa to the Midwest. As the only pure-play transmission company in the U.S., we believe that ITC is very well positioned to participate in the upgrade and build-out of the nation’s electric transmission grid, a key priority for the Obama administration. A more robust grid is needed to bring renewable, clean energy resources such as wind, solar, and natural gas from remote areas to large population centers. ITC is expected to deliver several years of double digit earnings per share (EPS) growth thanks to favorable regulatory treatment of electric transmission and its ambitious capital spending plans. We view the current share price as attractive for longer-term oriented investors seeking both long term growth and a current 2.7% dividend yield.

Our largest holding in the technology sector was Microchip Technology (MCHP). Based in Arizona, Microchip designs, manufactures and markets microcontrollers for high-volume embedded control applications used in a variety of industries, including appliances, automotive, utility, lighting and medical. The company is the market share leader in its core product category (8 bit microcontrollers) and is expanding into adjacent markets (16 bit and 32 bit microcontrollers). Demand for microcontrollers has experienced a solid rebound as the global economy has improved and we expect mid-teens annual earnings growth for MCHP for the next few years. In addition, we are attracted to the business’ strong balance sheet and free cash flow generation, which has enabled management to maintain one of the highest dividend yields in the technology sector at 5.0%.

Shenguan Holdings Group (829 HK), based in Guangxi, China, is the largest producer of sausage casings in China. We view Shenguan as a way to participate in the expansion of Chinese domestic consumption, with two major drivers for earnings growth. One is urbanization, which is increasing demand for more convenient and more western style meals. Estimates are for China’s urbanization rate to hit 52% by 2015 from the current 47%, and per capita spending on food is matching China’s 11% growth in gross domestic product (GDP). With China being the largest consumer of pork in the world, sausages and hotdogs are gaining popularity with busy professionals. The second driver is that collagen is displacing natural casings, and Shenguan is the sole scale manufacturer of collagen-based sausage casings (CBSC) in China. Besides scale, Shenguan has crucial technological advantages, including several patents, as its CBSC has several advantages over natural, including significantly lower costs, stability of supply, strength, and flexibility for industrial processors. Shenguan has little competition in this niche market so margins are very attractive and earnings are forecasted to grow 15-20% annually over the next several years. Shenguan recently listed its shares in an IPO in Hong Kong to provide cash for future expansion. We participated in the IPO on October 7, 2009 at a price of HK$3.10 and the stock closed at HK$4.60 on 10/31/09, a gain of over 48% in just 18 days.

Our “Value/Restructuring Strategy” Looks for Attractively Valued or Restructuring Dividend Payers

Our third major strategy is what we call “value with a catalyst or restructuring strategy”, where our internal research points to under-valued or mis-priced equity opportunities for companies with attractive dividend yields. We also look for turnaround situations or depressed earnings where we believe there is a catalyst for an earnings recovery or a restructuring or major corporate action that is expected to add value. The key characteristic for this strategy is low valuations relative to historical averages and above average dividend yields for a combined objective of capital appreciation and high dividend income. With many companies having responded to the global recession with significant corporate restructurings or actions, it is not surprising to find that six of our top 10 holdings at the end of fiscal 2009 fall into this strategy including Seadrill, Avon Products, Alcon, Mitsubishi Corp, Teck Resources, and JPMorgan Chase.

Our best performing stock in fiscal 2009 was also one of our largest holdings in the value/restructuring strategy and that was Seadrill with a total return of over 120%. Seadrill Ltd. (SDRL NO), based in Bermuda and traded in Norway, is Europe’s largest offshore driller. Its aggressive newbuild program and acquisition strategy has given it one of the world’s youngest and most sophisticated fleets, which includes 42 offshore drilling rigs, 14 floaters, 11 jack-ups and 17 tender rigs. Seadrill is a leader in the high-growth and technologically advanced deepwater and ultra-deepwater rig markets which are experiencing strong demand in regions like Brazil, West Africa, and the U.S. Gulf of Mexico as oil is getting harder to find and exploration is moving further out to sea. We see a positive catalyst in first quarter 2010 when Seadrill expects to list its stock on the NYSE. This will open the company to a wider range of investors, improve liquidity, and also provide a vehicle for future stock-based acquisitions in the U.S. Lastly, Seadrill reinstated its quarterly dividend in early November 2009 providing a very attractive current annual dividend yield of 8.1% and yet the stock is trading at only 8 times forward earnings.

Another top performer and top holding in fiscal 2009 was Avon, with a total return of over 76%. Avon Products (AVP), based in NY, manufactures and sells beauty, fashion and accessories, and home products directly to consumers worldwide through its global workforce of 5 million independent sales representatives in 120 countries. Avon has been able to aggressively grow its distribution network over the past few years as the high unemployment rate attracts workers to the flexible Avon network. There is a strong correlation with representative growth at Avon and future earnings growth. They also have very high exposure to the emerging market consumers with about 75% of their profits being generated from emerging economies such as Brazil and Russia which are forecasted to have average GDP growth of 7% in 2010. In addition, they have recruited over 1 million representatives in China in just the last three years. Management also initiated a cost restructuring and product simplification plan in 2006 that has yielded over $600 million in savings and it expected to top $1 billion by 2013. AVP is a strong cash flow generator and has continued to grow its 2.4% dividend yield.

Yet another top performer and top holding in the value/restructuring strategy was Alcon Inc. with a 68% total return in fiscal 2009. Alcon (ACL), based in Texas but incorporated in Switzerland, has dominant global eye care and contact lens franchises in additional to its ophthalmic surgical devices. Nestle own 52% of the company and Novartis owns 24%. Novartis has an option to buy Nestle’s stake in Alcon for $181 per share within the January 2010 to July 2011 time frame and we believe this is a high probability. Alcon’s products are sold in over 180 countries and it is continuing to expand its reach through penetration of attractive growth opportunities in the emerging markets and in the aging populations of the developed economies. ACL’s diversified revenue base lends stability to the top line and the outlook for double digit earnings growth over the next several years in addition to a 2.2% dividend yield.

A top value holding in the portfolio is Mitsubishi Corporation (8058 JP), which is a diversified conglomerate and trading company based in Tokyo. The metals and energy divisions are each about 35% of operating income with the remaining businesses of industrial finance, chemicals, machinery, and living essentials representing less than 10% each. The machinery unit has operations in Asia relating to Mitsubishi Motor and Isuzu but growth in production rights of iron ore and coal are the focal point for growth. We are positive on the outlook for a strong rebound in earnings in 2010 and 2011 at Mitsubishi’s key coking coal, iron ore, copper and energy operations based on tight supply-demand fundamentals while the non-resource divisions appeared to have bottomed and offer additional upside. We believe Mitsubishi’s valuation looks attractive based on expectations of a strong turnaround in profit growth yet the stock is trading at only 10 times forward earnings and 1 times book value plus a 1.6% dividend yield.

Teck Resources (TCK), based in Vancouver, is one of Canada’s largest integrated natural resource companies with mining activities in Canada, Peru, Chile, and Alaska. Based on the company’s improving financial position and our outlook for strong commodity prices, we believe that Teck is on its way to becoming one of the top diversified resource mining companies globally. It owns the world’s second-largest metallurgical coal business which is experiencing strong demand from Chinese steel mills. In addition, it has leading positions in copper, zinc, lead, and gold and we believe these commodities have some of the best global supply-demand fundamentals. In light of expected tight markets for high quality hard coking coal, TCK has recently increased its production targets for 2010-2012 and we expect upside to the 2010 price for met coal contracts. With its successful efforts to reduce its debt in 2009, we believe that TCK will look to reinstate its dividend in 2010 and it is trading at attractive multiples based on its strong earning outlook. Teck Resources was a top performing stocks in AGD in fiscal 2009, providing a total return of close to 45%.

Lastly, we believe that New York based JPMorgan Chase (JPM) has emerged from the recent financial crisis as one of the premier global financial services companies to own for the long term. We saw an extreme value opportunity in February 2009 when we began accumulating additional shares for our investors at less than $20. Although JPMorgan did reduce its dividend by 87% in February 2009 to $0.05 per share, we wanted to take advantage of what we saw as a mis-priced equity valuation and we were able to accumulate an attractive capital appreciation with the stock closing at $41.77 at fiscal year end 2009. With JPMorgan succeeding in repaying its TARP (Troubled Asset Relief Program) loan from the government and writing down impaired assets, it is now forecasted to offer substantial earnings growth of over 50% annually through 2011 with anticipated solid double digit growth in 2012-2013. In response to its improved earnings outlook, the bank is expected to raise its dividend throughout 2010 beginning potentially as early as the first quarter, and we expect the stock could appreciate further.

Outlook for First Half 2010: We Remain Optimistic About Global Growth Opportunities

Looking to the first half of 2010, we remain encouraged about the outlook for the equity markets and for AGD’s investment strategy. This is based on our view that the global economic data is going to continue to improve, albeit in a potentially choppy manner, from the current levels. Granted, the S&P 500 Index has rebounded by an astounding 55% from the March 2009 lows through fiscal year end 2009. It can be assumed that some of the future improvements in economic conditions are already priced in to current equity values. We may be entering a period of consolidation or more muted increases but we continue to see potential opportunities for our investors, particularly in emerging and growing economies outside the U.S.

We expect the U.S. economy will experience solid but potentially tepid growth in 2010 as two key engines of growth remain sluggish. One is that overall consumption in the U.S. is expected to remain weak as a result of the continued deleveraging of the average U.S. household from the credit binge of the mid 2000’s. Secondly, small businesses are being hindered by rising taxes and healthcare costs and tight credit conditions from the still fragile US banking system. Consequently, it looks like employment growth will remain subdued and the unemployment rate may remain stubbornly high relative to traditional economic recoveries and in comparison to the 4.7% rate that the U.S. experienced in January 2008. The U.S. government has made tremendous efforts to avert a financial meltdown, but in the end, the key to revitalizing household cash flows and driving sustainable economic growth must be centered on solutions for housing and unemployment.

Within the context of this potentially tepid growth outlook in the U.S., it is likely that inflation will remain subdued through 2010, which is positive for equity valuations. There is still a significant output gap in the U.S. with excess capacity in the labor market, industrial utilization, and rental properties which make up the majority of the inflation rate. We do anticipate upward pressure on commodity and energy prices in 2010 based on tighter supply-demand fundamentals driven by stronger global growth and we continue to look for opportunities to invest in these areas. So even if the Fed begins to raise rates in 2010 from its historically low level of 0.25 basis points, we expect the overall interest rate environment should remain accommodative throughout 2010 and this should be positive for the U.S. equity markets. Early in an economic recovery it is traditional for long rates to rise as money comes out of treasuries and into higher risk alternatives.

We are more optimistic about the outlook for economic growth outside of the U.S. and we continue to look for a combination of growth and income opportunities for our investors that have the potential to capitalize on this growth. We believe the two biggest drivers for our positive outlook are coming from the strong economic outlooks in China and Brazil. China is expected to maintain its substantial stimulus spending program and Brazil has benefitted from strong consumer growth and the infrastructure buildouts heading into the Soccer World Cup games in 2014 and the summer Olympics in 2016. Therefore, we expect that global companies that are exposed to the emerging market consumers, commodities, and energy could be outperformers in 2010. In addition, U.S. companies that have exposure to these strong global markets should also outperform as the dollar is expected to remain relatively weak and these companies have also benefitted from cost cutting efforts and strong margin leverage on rising revenues.

We are aware that there are still many identifiable risks to a solid global growth outlook in 2010 that need to be balanced and monitored. We believe one of the key risks for low inflation and sustainable economic growth is a policy mistake by Central Banks that withdraws the current accommodative monetary actions too soon. For example, we will be closely watching the impact on the credit markets when the U.S. Fed begins to withdrawal its quantitative easing programs, such as the expected wind down of the buying of mortgages in early 2010. This could result in an unwarranted rise in mortgage rates amidst an expected wave of continued foreclosures in 2010 and could further damage our still fragile financial system. Another risk is that that European Central Bank’s deep-rooted fears of inflation may result in actions to raise rates too quickly which would put pressure on banks in the weaker areas of Europe, such as Poland, Spain, Ireland or Greece. Lastly, if China moves to restrict bank lending and thereby slowing its growth, that could be a risk for equities.

We Will Maintain Our Balanced Approach In 2010

The volatility over the past 18 months in global equity markets has provided challenges and opportunities. Our goal is to keep our portfolio balanced and maintain our “barbell” approach to our stock selections. What we mean is that a portion of the portfolio will continue to be invested in more defensive companies with strong and sustainable earnings and cash flow growth with the potential for increasing dividends. These are companies in sectors like healthcare, consumer staples, telecom, and utilities where earnings and dividend growth should be more resilient in economic downturns. On the other end of the barbell, we are searching for attractive value opportunities in some strong companies in the more cyclical sectors like energy, materials, consumer discretionary and industrials where prices had been punished during the economic downturn and where we believe long term growth prospects are still attractive

We are on watch for continued headline risks particularly in the financial sector in first half 2010 as the recent problems in Dubai, Greece and Spain remind of us lingering debt issues and still inflated global asset valuations. However, we remain optimistic that these risks can be contained and that global economic growth will continue to improve in 2010. In addition, we are hopeful that 2010 will be an attractive environment for AGD’s investment strategy as fundamental investors focus on high quality and attractive dividend payers. With real global interest rates still close to zero, we would expect capital to search for sustainable yield opportunities in equities which was the case coming out of the bear market in the mid-70’s.

In summary, we see both catalysts and risks in 2010. Our approach during these uncertain times is to remain broadly diversified within the dividend-paying universe while actively scanning the globe for undervalued opportunities and high quality cash flow generators. We are confident that we will be able to continue to distribute attractive dividend payouts by capitalizing on our research driven approach to identifying value opportunities as well as through our active management of the portfolio. We are hopeful that equities will continue to be an attractive asset class relative to bonds and cash in 2010 and that AGD will continue to offer strong capital appreciation and total return potential for our investors.

Thank you for your support of AGD and we look forward to a prosperous and peaceful year in 2010 and beyond.

Sincerely,

Jill K. Evans and Kevin Shacknofsky

Co-Portfolio Managers

Mutual fund investing involves risk. Principal loss is possible.

The letter represents the opinions of Alpine Funds management and  are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

This notice is provided to you for informational purposes only, and should not be considered tax advice. Pleased consult your tax advisor for further assistance.

PERFORMANCE(1) as of October 31, 2009

	Ending Value	Six	One	Since
	as of 10/31/09	Month	Year	Inception (2)(3)(4)
Alpine Global Dynamic Dividend Fund | NAV	$6.99	25.73%	12.13%	(13.28)%
Alpine Global Dynamic Dividend Fund | Market Price	$9.22	50.82%	30.23%	(6.98)%
S&P 500 Index		20.04%	9.80%	(3.95)%

(1) Performance information calculated after consideration of dividend reinvestment. All returns for periods of less than one year are not annualized.

(2) Commenced operations on July 26, 2006.

(3) Annualized.

(4) IPO price of $20 used in calculating performance information.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or Secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO and Secondary offerings in the future.

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principle value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinecef.com for current month end performance.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

PORTFOLIO DISTRIBUTIONS ❖

TOP TEN HOLDINGS ❖

Seadrill, Ltd.	2.2%
Mitsubishi Corp.	2.1%
Westshore Terminals Income Fund	2.1%
ITC Holdings Corp.	2.1%
Avon Products, Inc.	2.0%
Shenguan Holdings Group, Ltd.	2.0%
JP Morgan Chase & Co.	1.9%
Alcon, Inc.	1.9%
Microchip Technology, Inc.	1.8%
Teck Resources, Ltd.	1.7%
Top 10 Holdings	19.8%

❖ As a percentage of net assets

Portfolio holdings and distributions are subject to change and are not recommendations to buy and sell any security.

REGIONAL ALLOCATION❖

Top Five Countries

United States	32.3%
Brazil	10.1%
China	6.7%
Sweden	6.1%
Switzerland	5.8%

❖ As a percentage of net assets, excluding any short-term investments

NAV, MARKET PRICE, AND TOTAL RETURN [ Year ended 10/31/09 ]

(1)          Total return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total return on market price reflects a $20.00 opening IPO price per share for the period ending October 31, 2009. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested.

Past performance is not a guarantee of future results.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM October 31, 2009

TO THE STOCKHOLDERS AND BOARD OF TRUSTEES OF ALPINE GLOBAL DYNAMIC DIVIDEND FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments of Alpine Global Dynamic Dividend Fund (the “Fund”) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the

Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies where not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alpine Global Dynamic Dividend as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, WI

December 30, 2009

SCHEDULE OF PORTFOLIO INVESTMENTS October 31, 2009

		Value
Description	Shares	(Note 1)
COMMON STOCKS (101.9%)
Australia (4.2%)
AXA Asia Pacific Holdings, Ltd.	309,900	$1,182,771
BHP Billiton, Ltd.	33,400	2,190,371
Frontline, Ltd.	36,500	851,545
Imdex, Ltd.	2,287,760	1,781,312
Santos, Ltd.	97,768	1,328,884
		7,334,883
Brazil (10.1%)
BM&F BOVESPA SA	390,800	2,517,927
BR Malls Participacoes SA*	79,400	851,423
Brookfield Incorporacoes SA	473,290	1,794,720
CETIP SA - Balcao Organizado de Ativos e Derivativos*	67,100	449,466
Cia Brasileira de Distribuicao Grupo Pao de Acucar	16,600	501,034
Cia de Concessoes Rodoviarias	79,400	1,561,317
Hypermarcas SA*	60,164	1,206,285
MRV Engenharia e Participacoes SA	94,400	1,773,751
PDG Realty SA Empreendimentos e Participacoes	251,000	2,094,516
Petroleo Brasileiro SA	61,300	2,833,286
Tim Participacoes SA	368,400	872,064
Totvs SA	17,100	931,783
		17,387,572
Canada (5.3%)
Suncor Energy, Inc.	79,200	2,615,184
Teck Resources, Ltd.*	103,800	3,001,896
Westshore Terminals Income Fund	301,900	3,554,555
		9,171,635
China (6.7%)
Ausnutria Dairy Corp., Ltd.*	3,399,500	2,952,006
China State Construction International Holdings, Ltd.	4,726,453	1,933,222
KWG Property Holding, Ltd.	1,616,276	1,188,714
Lumena Resources Corp.*	4,102,200	1,497,926
Shenguan Holdings Group Ltd.*	5,749,637	3,412,600
Shui On Land, Ltd.	945,700	586,929
Sinopharm Group Co.*	15,000	54,579
		11,625,976
Denmark (2.1%)
A P Moller-Maersk AS	200	1,376,242
FLSmidth & Co. AS	42,000	2,238,173
		3,614,415
Finland (1.5%)
Outotec Oyj.	82,800	2,628,359

Germany (2.3%)
Fresenius Medical Care AG & Co.	46,200	2,232,797
HeidelbergCement AG	29,000	1,731,012
		3,963,809
Guernsey (1.0%)
KKR & Co. Guernsey LP*	201,164	1,790,360

Hong Kong (1.3%)
Glorious Property Holdings, Ltd.*	3,047,900	1,341,042
Shenzhen Investment, Ltd.	2,288,004	921,082
		2,262,124
Ireland (0.0%)
Anglo Irish Bank Corp. PLC*(1)	575,000	0

Israel (2.7%)
Incredimail, Ltd.	247,050	1,862,757
Israel Chemicals, Ltd.	79,999	952,635
Teva Pharmaceutical Industries, Ltd.	36,700	1,852,616
		4,668,008
Italy (0.9%)
Azimut Holding SpA	128,279	1,553,673

Japan (3.0%)
Mitsubishi Corp.	165,200	3,628,289
Trend Micro, Inc.	42,500	1,510,859
		5,139,148
Luxembourg (0.2%)
ArcelorMittal	9,700	329,994

Netherlands (2.9%)
Cascal NV	285,260	1,546,109
Heineken NV	40,900	1,812,635
New World Resources N.V.	184,900	1,720,663
		5,079,407
Norway (3.7%)
Fred Olsen Energy ASA	67,700	2,624,810
Seadrill, Ltd.*	181,500	3,791,090
		6,415,900
Russia (0.7%)
Mechel	68,886	1,182,084

South Africa (1.8%)
Aquarius Platinum, Ltd.*	283,200	1,274,608
Impala Platinum Holdings, Ltd.	81,550	1,819,995
		3,094,603

Description	Shares	Value (Note 1)

South Korea (1.1%)
Hyundai Motor Co.	21,000	$1,945,020

Spain (2.7%)
Endesa SA	80,900	2,701,389
Telvent GIT SA	66,578	1,914,118
		4,615,507
Sweden (6.0%)
Atlas Copco AB	78,800	1,083,295
Hennes & Mauritz AB	27,400	1,576,256
JM AB*	151,500	2,301,685
KappAhl Holding AB	285,300	2,262,769
Oriflame Cosmetics SA	9,000	507,596
Tele 2 AB, B Shares	122,300	1,812,363
Unibet Group PLC	35,100	905,679
		10,449,643
Switzerland (5.8%)
Alcon, Inc.	23,000	3,284,170
EFG International AG	150,600	2,517,585
Nestle SA	39,600	1,845,864
Syngenta AG	10,000	2,376,450
		10,024,069
Taiwan (0.0%)(2)
Taiwan Semiconductor Manufacturing Co., Ltd.	751	7,165

United Kingdom (3.6%)
De La Rue PLC	1	15
Man Group PLC	335,820	1,708,615
Reckitt Benckiser Group PLC	36,600	1,823,122
Rio Tinto PLC	5,200	925,756
Vedanta Resources PLC	50,200	1,724,443
		6,181,951
United States (32.3%)
Anadarko Petroleum Corp.	36,100	2,199,573
Avon Products, Inc.	107,797	3,454,894
Cliffs Natural Resources, Inc.	61,600	2,191,112
Diamond Offshore Drilling, Inc.	13,655	1,300,639
Fluor Corp.	44,200	1,963,364
Foot Locker, Inc.	80,200	840,496
Goldman Sachs Group, Inc.	14,300	2,433,431
Halliburton Co.	86,200	2,517,902
Healthcare Services Group, Inc.	93,221	1,841,115
Hewlett-Packard Co.	40,500	1,922,130
Intel Corp.	129,700	2,478,566
ITC Holdings Corp.	79,900	3,549,158
ITT Corp.	25,700	1,302,990
The J. M. Smucker Co.	10,200	537,846
JP Morgan Chase & Co.	79,300	3,312,360
Linear Technology Corp.	74,700	1,933,236
McDonald’s Corp.	31,800	1,863,798
Meridian Bioscience, Inc.	75,000	1,664,250
Microchip Technology, Inc.	129,800	3,110,008
Microsoft Corp.	66,900	1,855,137
Molson Coors Brewing Co.	37,100	1,816,787
Monsanto Co.	12,400	833,032
Morgan Stanley	41,000	1,316,920
Och-Ziff Capital Management Group LLC	172,500	2,092,425
Ocwen Financial Corp.*	184,474	2,016,301
Pride International, Inc.*	14,000	413,840
QUALCOMM, Inc.	2,200	91,102
Regal Entertainment Group	141,300	1,781,793
Schlumberger, Ltd.	36,700	2,282,740
TJX Cos., Inc.	22,900	855,315
		55,772,260
TOTAL COMMON STOCKS (Identified Cost $169,915,693)		176,237,565

EXCHANGE TRADED FUNDS (0.5%)
United Kingdom (0.5%)
ETFS Physical Platinum*	6,700	872,273

TOTAL EXCHANGE TRADED FUNDS (Identified Cost $827,589)		872,273

			Value
Description	7 Day Yield	Shares	(Note 1)

SHORT TERM INVESTMENTS (0.0%)(2)
Federated Treasury Obligations Money Market Fund	0.013%	413	$413

TOTAL SHORT TERM INVESTMENTS (Identified Cost $413)			413

TOTAL INVESTMENTS (102.4%) (Identified Cost $170,743,695)			177,110,251

TOTAL LIABILITIES LESS OTHER ASSETS (-2.4%)			(4,195,488)

NET ASSETS (100.0%)			$172,914,763

*                 Non-income producing security.

(1)          Fair valued security; valued in accordance with procedures approved by the Fund’s Board of Trustees.

(2)          Less than 0.05% of Total Net Assets.

See Notes to the Financial Statements.

Common Abbreviations

AB - Aktiebolag is the Swedish equivalent of the term corporation.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

AS - Aktieselskab is the Danish term for a stock-based corporation.

ASA - Allmennaksjeselskap is the Norwegian term for a public limited company.

Co. - Company

Corp. - Corporation

Cos. - Companies

Inc. - Incorporated

LLC - Limited Liability Corporation

LP - Limited Partnership

Ltd. - Limited

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

Oyj. - Osakeyhtio is the Finnish equivalent of a limited company.

PLC - Public Limited Company

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SpA - Societa’ Per Azioni is an Italian shared company.

STATEMENT OF ASSETS AND LIABILITIES October 31, 2009

ASSETS

Investments, at value*	$177,110,251
Foreign currency, at value (Cost $1,853,964)	1,816,124
Receivable from investment securities sold	15,985,738
Receivable from capital shares purchased	220,242
Dividends receivable	1,255,219
Prepaid and other assets	18,006
Total Assets	196,405,580

LIABILITIES

Loan payable	12,090,000
Interest on loan payable	13,251
Payable for investment securities purchased	11,075,425
Accrued expenses and other liabilities:
Investment advisory fees	152,378
Administrative fees	25,479
Trustee fees	16,000
Officer fees	9,689
Other	108,595
Total Liabilities	23,490,817
Net Assets	$172,914,763

NET ASSETS REPRESENTED BY

Paid-in-capital	$464,633,225
Undistributed net investment income	6,789,984
Accumulated net realized loss on investments, swap contracts and foreign currency	(304,929,066)
Net unrealized appreciation on investments, swap contracts and foreign currency translations	6,420,620
Net Assets	$172,914,763
Net asset value
Net assets	$172,914,763
Shares of beneficial interest issued and outstanding	24,734,822
Net asset value per share	$6.99

*Total Cost of Investments	$170,743,695

See Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended October 31, 2009

INCOME

Dividends*	$43,165,692
Interest	593
Miscellaneous income	2,992
Total Income	43,169.277

EXPENSES

Interest on loan	51,332
Investment advisory fee	1,603,164
Administrative fee	303,853
Audit and tax fees	37,220
Custodian fees	158,940
Officer fees	34,522
Legal fees	52,208
Printing fees	109,494
Trustee fees	56,000
Insurance fees	2,954
NYSE fees	24,737
Miscellaneous fees	39,220
Total Expenses	2,473,644
Net Investment Income	40,695,633

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY

Net realized gain/(loss) on investments:
Securities transactions	(105,383,066)
Swap contracts	1,255,365
Foreign currency transactions	(566,432)
Net realized loss on investments	(104,694,133)
Change in net unrealized appreciation of investments and foreign currency translations:
Investments	73,369,314
Foreign currency translations	10,546,691
Net unrealized appreciation of investments	83,916,005
Net realized/unrealized loss on investments, swap contracts and foreign currency	(20,778,128)
Net Increase in Net Assets Resulting from Operations	$19,917,505

* Net of foreign taxes withheld	$1,914,407

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
OPERATIONS

Net investment income	$40,695,633	$58,588,632
Net realized gain/(loss) on investments:
Securities transactions	(105,383,066)	(197,652,985)
Swap contracts	1,255,365	—
Foreign currency transactions	(566,432)	(13,704,351)
Change in net unrealized appreciation/(depreciation) of investments and foreign currency translations:
Investments	73,369,314	(104,388,782)
Foreign currency translations	10,546,691	(34,757,623)
Net increase/(decrease) in net assets resulting from operations	19,917,505	(291,915,109)

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income	(38,191,687)	(48,902,269)
From realized gains on investments	—	(34,880,011)
Net decrease in net assets resulting from distributions to shareholders	(38,191,687)	(83,782,280)

CAPITAL SHARE TRANSACTIONS

Common stock issued to shareholders from reinvestment of dividends and offering costs	3,575,992	8,486,174
Net increase in net assets derived from capital share transactions	3,575,992	8,486,174
Net Decrease in Net Assets	(14,698,190)	(367,211,215)
Net Assets
Beginning of period	187,612,953	554,824,168
End of period*	$172,914,763	$187,612,953

* Including undistributed net investment income of:	$6,789,984	$260,154

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006 (1)
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value per share, beginning of period	$7.74	$23.40	$20.24	$19.10
Income/(loss) from investment operations:
Net investment income	1.67	2.44	2.25	0.51
Net realized and unrealized gain/(loss) on investments, swap contracts and foreign currency	(0.86)	(14.59)	3.13	0.97
Total from investment operations	0.81	(12.15)	5.38	1.48

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income	(1.56)	(2.04)	(2.22)	(0.30)
From net realized gain on investments	—	(1.47)	—	—
Total distributions	(1.56)	(3.51)	(2.22)	(0.30)

CAPITAL SHARE TRANSACTIONS

Common share offering costs charged to paid-in-capital	—	—	—	(0.04)
Total capital share transactions	—	—	—	(0.04)
Net asset value per share, end of period	$6.99	$7.74	$23.40	$20.24
Per share market value, end of period	$9.22	$8.79	$24.05	$21.51

Total return based on:
Net Asset Value (2)	12.13%	(59.29)%	27.64%	7.55%
Market Value (2)	30.23%	(55.01)%	23.44%	9.16%

RATIOS/SUPPLEMENTAL DATA

Net Assets attributable to common shares, at end of period (000)	$172,915	$187,613	$554,824	$475,664
Ratio of total expenses to average net assets	1.54%	1.40%	1.26%	1.25	%(3)
Ratio of total expenses excluding interest expense to average net assets	1.51%	1.32%	—	—
Ratio of net investment income to average net assets	25.51%	15.30%	10.05%	10.32	%(3)
Portfolio turnover rate	650%	301%	185%	55	%(4)

(1)          For the period from July 26, 2006 (inception of the fund) to October 31, 2006.

(2)          Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value reflects a $20.00 opening IPO price and sales load of $.90 per share for the period ending October 31, 2006. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(3)          Annualized.

(4)          Not Annualized.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS October 31, 2009

1.               ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Alpine Global Dynamic Dividend Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on May 11, 2006, and had no operating history prior to July 26, 2006. The Fund has an investment objective to provide high current dividend income, more than 50% of which qualifies for the reduced federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund also focuses on long-term growth of capital as a secondary investment objective.

The Fund had no operations prior to July 26, 2006 other than matters relating to its organization and the sale and issuance of 5,235.602 shares of beneficial interest in the Fund to Alpine Woods Capital Investors, LLC (“Alpine Woods”) at a net asset value of $19.10 per share. Alpine Woods serves as the Fund’s investment adviser. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “AGD”.

The following summarizes the significant accounting policies of the Fund.

Security Valuation: The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (the “NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. In computing the Fund’s net asset value, portfolio securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. Each option security - traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation if the last current reported sale price falls within the consolidated bid/ask quote for the option security. If the last current reported sale price as of the time of valuation does not fall within the consolidated bid/ask quote for the option security, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black-Scholes method. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at a fair value following procedures and/or guidelines approved by the Board of Trustees, which may include utilizing a systematic fair valuation model provided by an independent pricing system. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to Board of Trustees guidelines, materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is traded. These procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s net asset value may differ from quoted or official closing prices.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset value is not calculated. As stated above, if the market prices are not readily available or are not reflective of the fair value of the security, as of the close of the regular trading on the NYSE (normally, 4:00 pm Eastern time), the security will be priced at a fair value following procedures approved by the Board of Trustees. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

NOTES TO FINANCIAL STATEMENTS October 31, 2009

Fair Value Measurements: In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund’s investments carried at value:

Investments in	Valuation Inputs
Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$176,237,565	$—	$—	$176,237,565
Exchange Traded Funds	872,273	—	—	872,273
Short Term Investments	413	—	—	413
Total	$177,110,251	$—	$—	$177,110,251

* For detailed country descriptions, see the accompanying Statement of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Fund:

Investment in
Security at Value*
Common Stocks
Balance as of 10/31/08	$—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	(82,800)
Net purchases/(sales)	—
Transfers in and/or (out) of Level 3	82,800
Balance as of 10/31/09	$0

* Reconciliation of assets represents Fund investment in Anglo Irish Bank Corp. PLC.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

NOTES TO FINANCIAL STATEMENTS October 31, 2009

The effect of changes in foreign currency exchange rates on investments is included with the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, investment company taxable income, if any (which term includes net short-term capital gain) and net tax-exempt income, if any, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any fiscal year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund accounts for uncertainty related to income taxes in accordance with U.S. GAAP. The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination. The Fund had no material uncertain tax positions and has not recorded a liability for material unrecognized tax benefits as of October 31, 2009. Since its inception, the Fund had not recorded any amounts for interest or penalties related to uncertain tax benefits. The statute of limitations on the Fund’s Federal and New York State tax return filings remains open for the years ended October 31, 2007 through October 31, 2009.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, which includes amortization of premium and accretion of discounts. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

New Accounting Pronouncements: In June 2009, the Financial Accounting Standards Board (FASB) issued FASB ASC 105 (formerly FASB Statement 168), Generally Accepted Accounting Principles, establishing the FASB Accounting Standards CodificationTM (ASC) as the source of authoritative generally accepted accounting principles (GAAP) to be applied by nongovernmental entities. FASB ASC 105 is effective for annual and interim periods ending after September 15, 2009, and the Company has updated its references to GAAP in this report in accordance with the provisions of this pronouncement. The implementation of FASB ASC 105 did not have a material effect on its financial position or results of operation.

In April 2009, the FASB issued FASB ASC 820-10-65 (formerly FASB Staff Position No. FAS 157-4), Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This standard applies to all assets and liabilities within the scope of accounting pronouncements that require or permit fair value measurements, with certain defined exceptions, and provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased. ASC 820-10-65 is effective for interim reporting periods ending after June 15, 2009. The implementation of ASC 820-10-65 did not have a material effect on the Company’s financial position or results of operation.

2. INCOME TAXES

Classification of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

NOTES TO FINANCIAL STATEMENTS October 31, 2009

The tax character of the distributions paid by the Fund during the year ended October 31, 2009 was as follows:

Distributions paid from:

Ordinary Income	$38,191,687
$38,191,687

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended October 31, 2009, the effects of certain differences were reclassified. The fund increased accumulated net investment income by $4,025,884 and decreased accumulated net realized gain by $4,025,846, and decreased paid in capital by $38. These differences were primarily due to the differing tax treatment of foreign currency and certain other investments. Net assets of the portfolio were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

At October 31, 2009, the Fund had available for tax purposes unused capital loss carryovers of $196,335,068, expiring October 31, 2016, and unused capital loss carryovers of $106,550,577, expiring October 31, 2017.

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$6,916,316
Accumulated Capital Loss	(302,885,645)
Unrealized Appreciation	4,296,191
Other Cumulative Effect of Temporary Differences	(45,324)
Total	$(291,718,462)

As of October 31, 2009, net unrealized appreciation/(depreciation) of investments based on federal tax cost was as follows:

Gross appreciation on investments (excess of value over tax cost)	$22,672,628
Gross depreciation on investments (excess of tax cost over value)	(18,430,501)
Net unrealized appreciation on foreign currency	54,064
Net unrealized appreciation	4,296,191
Total cost for federal income tax purposes	$172,868,124

The differences between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

3. CAPITAL TRANSACTIONS

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Common shares outstanding - beginning of year	24,231,139	23,709,177
Common shares issued as reinvestments of dividends	503,683	521,962
Common shares outstanding - end of year	24,734,822	24,231,139

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the year ended October 31, 2009 aggregated $1,086,564,884 and $1,063,775,151, respectively. The Fund did not have purchases and sales of U.S. Government obligations for the year ended October 31, 2009.

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Alpine Woods serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily net assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.13% based on the Fund’s average daily net assets, computed daily and payable monthly.

6. LINE OF CREDIT

On July 9, 2009, an Agreement among Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, Alpine Global Premier Properties Fund (together, the “Funds”) and The Bank of New York (“BONY”) was executed which allows for each Fund to borrow against a secured line of credit from BONY an aggregate amount of up to $350,000,000 for all Funds. As of October 31, 2009 there was an unused balance of $243,694,800 available to all three Funds. During the year ended October 31, 2009, the average borrowing by the Fund was $5,854,325 with an average rate on borrowings of 0.92%.

NOTES TO FINANCIAL STATEMENTS October 31, 2009

7. DERIVATIVE INSTRUMENTS

Total Return Swaps: The Fund may invest in total return swap agreements to manage or gain exposure to various securities or markets in pursuit of it investment objectives.

A total return swap is an agreement between the Fund and a counter-party to exchange a market linked return for a floating rate payment, both based on a notional principal amount. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily based upon quotations from the market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. The unrealized gain (loss) related to the daily change in the valuation of the notional amount of the swap, as well as the amount due to (owed by) the Fund at termination or settlement, is combined and separately disclosed as an asset (liability). The Fund also records any periodic payments received from (paid to) the counter-party, including at termination, under such contracts as realized gain (loss).

In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. The Fund did not hold any total return swaps as of October 31, 2009.

During the year ended October 31, 2009, the Fund entered into approximately seven total return swap agreements and recorded a net realized gain of $1,255,365 on the Statement of Operations related to investments in total return swaps.

8. EQUITY-LINKED STRUCTURED NOTES

The Fund may invest in equity-linked structured notes.

Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity- linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. The Fund invested in equity-linked structured notes throughout the year and did not hold any equity-linked structured notes on October 31, 2009.

9. OTHER

Compensation of Trustees: The Independent Trustees of the Fund receive $4,000 for each meeting attended.

10. SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through December 30, 2009.

Distributions: The Fund paid a distribution of $2,720,830 or $0.11 per common share on November 30, 2009 to common shareholders of record on November 23, 2009.

ADDITIONAL INFORMATION October 31, 2009 (Unaudited)

DIVIDEND REINVESTMENT PLAN

The Fund operates a Dividend Reinvestment Plan (the “Plan”), sponsored and administered by The Bank of New York, pursuant to which the Fund’s dividends and distributions, net of any applicable U.S. withholding tax, are reinvested in shares of the Fund. The Bank of New York serves as the agent that administers the Plan for the shareholders that participate in the Plan (the “Plan Administrator”).

Unless the registered owner of common shares of beneficial interest elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Plan, in additional common shares of the Fund. Shareholders that are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. If you hold your shares through a broker, and you wish for all dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal Income Tax Matters.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the NAV, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, at One Wall Street, New York, NY 10286 (212) 635-6375.

FUND PROXY VOTING POLICIES & PROCEDURES

Policies and procedures used in determining how to vote proxies relating to portfolio securities are available without charge, upon request, by contacting the Fund at 1(800)910-1434 and on the Securities and Exchange Commission’s (“Commission”) web site at http:// www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800) 617-7616 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1(800) SEC-0330.

DESIGNATION REQUIREMENTS

Of the distributions paid by the Fund from ordinary income for year ended October 31, 2009, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	26.67%
Qualified Dividend Income	40.97%

SHAREHOLDER MEETING

On March 12, 2009, the Fund held its Annual Meeting of Shareholders (the “Meeting”) for the purpose of voting on a proposal to re-elect one trustee of the Fund. The results of the proposal are as follows:

Proposal: To elect Mr. Laurence B. Ashkin and Samuel A. Lieber as Trustees to the Board of Trustees until his successor has been duly elected and qualified.

	Laurence B. Ashkin	Samuel A. Lieber
For	89.59%	89.78%
Withheld	1.57%	1.38%

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

Annual Certifications: As required, on April 13, 2009, the Fund submitted to the NYSE the annual certification of the Fund’s Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Commission on a quarterly basis on Form N-CSR and Form N-Q.

INDEPENDENT TRUSTEES*

			# of
			Portfolios
	Position(s) Held	Principal Occupation During	in Alpine Fund	Other Directorships
Name and Age	with the Fund	Past Five Years	Complex**	Held by Trustee

Laurence B. Ashkin (81)	Independent Trustee	Real estate developer and construction consultant since 1980; Founder and President of Centrum Properties, Inc. since 1980.	16	Trustee, Alpine Family of Funds.* Director, Chicago Public Radio, Board Chair, The Perspectives Charter Schools.

H. Guy Leibler (55)	Independent Trustee	Private investor since 2007, Vice Chair and Chief Operating Officer of L&L Acquisitions, LLC (2004-2007); President, Skidmore, Owings & Merrill LLP (2001-2004).	16	Chairman Emeritus, White Plains Hospital Center; Trustee, Alpine Family of Funds.

Jeffrey E. Wacksman (49)	Independent Trustee	Partner, Loeb, Block & Partners LLP since 1994.	16	Director, International Succession Planning Association; Trustee Larchmont Manor Park Society; Director, Bondi Icebergs Inc.; Director, MH Properties, Inc.; Trustee, Alpine Family of Funds.

James A. Jacobson (64)	Nominee and Independent Trustee	Vice Chairman and Managing Director, Spear Leeds & Kellogg Specialists, LLC (01/2003-11/2008); Retired (11/2008-Present)	16	Trustee, each of the Alpine Trusts.*

*                 The Independent Trustees identified above are the members of the Board of Trustees for each of the Alpine Series Trust, Alpine Equity Trust and Alpine Income Trust, Alpine Total Dynamic Dividend Fund, Alpine Global Premier Properties Fund, (collectively, the “Alpine Family of Funds”).

**          Alpine Woods Capital Investors, LLC manages sixteen other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open-end management investment company. The Trustees oversee each of the sixteen portfolios within the Alpine Trusts.

INTERESTED TRUSTEE

			# of
			Portfolios
	Position(s) Held	Principal Occupation During	in Alpine Fund	Other Directorships
Name and Age	with the Fund	Past Five Years	Complex**	Held by Trustee

Samuel A. Lieber* (53)	Interested Trustee and President	Chief Executive Officer of Alpine Woods Capital Investors, LLC since, November 1997. President of Alpine Trusts since 1998.	16	Trustee, Alpine Family of Funds.

*                 Samuel A. Lieber has been a Trustee of the Fund since its inception. He is the son of Stephen A. Lieber.

**          Alpine Woods Capital Investors, LLC manages sixteen other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open-end management investment company. The Trustees oversee each of the sixteen portfolios within the Alpine Trusts.

In addition to Mr. Samuel A. Lieber, the table below identifies the Fund’s executive officers.

# of
Portfolios
	Position(s) Held	Principal Occupation During	in Alpine Fund	Other Directorships
Name and Age	with the Fund	Past Five Years	Complex**	Held by Trustee

Stephen A. Lieber (84)*	Executive Vice President	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003. Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None

John M. Megyesi (48)	Chief Compliance Officer

Chief Compliance Officer, Alpine Woods Capital Investors, LLC since January 2009; Vice President and Manager, Trade Surveillance, Credit Suisse Asset Management, LLC (2006-2009); Manager, Trading and Surveillance, Allianz Global Investors (2004-2006).

			N/A	None

Meimei Li (45)	Treasurer	Controller, Alpine Woods Capital Investors, LLC since February 2007; Senior Accountant, Pinnacle Group (2005-2007); Senior Auditor, Eisner & Lubin LLP (2001-2005).	N/A	None

Andrew Pappert (29)	Secretary	Director of Fund Operations, Alpine Woods Capital Investors, LLC since September 2008; Assistant Vice President, Mutual Fund Operations, Credit Suisse Asset Management, LLC (2003-2008).	N/A	None

*                 Stephen A. Lieber is the father of Samuel A. Lieber.

**          Alpine Woods Capital Investors, LLC manages sixteen other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open-end management investment company. The Trustees oversee each of the sixteen portfolios within the Alpine Trusts.

NOTES October 31, 2009 (Unaudited)

INVESTOR	1(800) 617.7616 | www.alpinecef.com
INFORMATION

INVESTMENT ADVISER

Alpine Woods Capital Investors, LLC

2500 Westchester Ave., Suite 215

Purchase, NY 10577

ADMINISTRATOR

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

TRANSFER AGENT &

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, WI 53202

FUND COUNSEL

Blank Rome LLP

The Chrysler Building

405 Lexington Avenue

New York, NY 10174

INVESTOR INFORMATION

1(800) 617.7616

www.alpinecef.com

Item 2.  Code of Ethics.

(a)  The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)  Not applicable.

(c)  There have been no amendments,  during the period covered by this report,  to a provision of the code of ethics that applies to the Registrant's principal executive officer,  principal financial officer, principal accounting officer or controller,  or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party,  and that relates to any element of the code of ethics described in Item 2(a) above.

(d)  The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to any element of the code of ethics described in 2(a) above.

(e)  Not applicable.

(f) The Registrant’s Code of Ethics is attached as Exhibit 12(A)(1) hereto.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has determined that Laurence B. Ashkin is an audit committee financial expert.   Laurence B. Ashkin is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)           Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the

2

registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2008 was $26,500 and fiscal year 2009 was $28,400.

(b)           Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item was $0 in fiscal year 2008 and $0 in fiscal year 2009.

(c)           Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $4,515 in fiscal year 2008 and $4,615 in fiscal year 2009.

(d)           All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $9,500 in fiscal year 2008 and $0 in fiscal year 2009.

(e)(1)       Audit Committee Pre-Approval Policies and Procedures:  All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee.  Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2)       No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           Not applicable.

(h)           Not applicable

Item 5.    Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

H. Guy Leibler

Jeffrey E. Wacksman

Laurence B. Ashkin

James A. Jacobson

3

Item 6.   Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies as of October 31, 2009

(a)(1) As of October 31, 2009

Name	Title	Length of Service	Business Experience 5 Years
Jill K. Evans	Portfolio Manager	Since May 2003	Vice President and Senior Equity Research Analyst, J.P. Morgan (1998-2003)
Kevin Shacknofsky	Portfolio Manager	Since October 2003	Vice President, Rein Capital (2001-2003)

(a)(2) Other Accounts Managed as of October 31, 2009

		Total	Advisory Fee Based on Performance
Type of Accounts	Number of Accounts	Assets ($ in millions)	Number of Accounts	Total Assets	Material Conflicts if Any
Jill K. Evans					See below(1)
Registered Investment Companies	2	$2,024.80	0	0
Other Pooled Accounts	0	0	0	0
Other Accounts	1	7.70	0	0

Kevin Shacknofsky					See below(1)
Registered Investment Companies	2	$2,024.80	0	0
Other Pooled Accounts	0	0	0	0
Other Accounts	1	7.70	0	0

4

(1) Conflicts of interest may arise because the Fund’s Portfolio Managers have day-to-day management responsibilities with respect to both the Fund and various other accounts. These potential conflicts include:

Limited Resources.  The Portfolio Managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

Limited Investment Opportunities.  Other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more clients of the Adviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Different Investment Strategies.  The accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

Variation in Compensation.  A conflict of interest may arise where the Adviser is compensated differently by the accounts that are managed by the Portfolio Managers. If certain accounts pay higher management fees or performance- based incentive fees, the Portfolio Managers might be motivated to prefer certain accounts over others. The Portfolio Managers might also be motivated to favor accounts in which they have a greater ownership interest or accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

Selection of Brokers.  The Portfolio Managers select the brokers that execute securities transactions for the accounts that they supervise.  In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that they manage, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

Where conflicts of interest arise between the Fund and other accounts managed by the Portfolio Managers, the Portfolio Managers will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by

5

the Portfolio Managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

(a)(3) Portfolio Manager Compensation as of October 31, 2009

The Portfolio Managers’ compensation will be made up of a fixed salary amount which is not based on the value of the assets in the Registrant’s portfolio. Annually, Alpine Woods Capital Investors LLC (the “Adviser”) may calculate bonus compensation to be paid to each portfolio manager as a percentage of salary based in large part on the Registrant’s after-tax performance in comparison to other equity income funds during the same time period, which the Adviser considers to be a comparable peer group.

(a)(4) Dollar Range of Securities Owned as of October 31, 2009.

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant (1)
Jill K. Evans	$10,001 - 50,000
Kevin Shacknofsky	$10,001 - 50,000

(1)“Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.   Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.   Controls and Procedures.

(a)    The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)    There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

6

Item 12.  Exhibits.

(a)(1)  The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)  Not applicable.

(b)  The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

7

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Global Dynamic Dividend Fund

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	January 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	January 8, 2010

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	January 8, 2010

8